UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2012

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	001-31940	25-1255406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA		16148
(Address of Principal Executive Offices)		(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 23, 2012, F.N.B. Corporation (the Corporation) announced financial results for the quarter and year ended December 31, 2011. A copy of the press release announcing the Corporation’s results for the quarter and year ended December 31, 2011 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 18, 2012, the Corporation announced the election of Vincent J. Delie, Jr. to Chief Executive Officer. Mr. Delie succeeds Stephen J. Gurgovits, who will serve as Chairman of the Board and will continue to serve as Chairman of First National Bank of Pennsylvania (FNBPA). William Campbell, who previously served as Chairman of the Corporation, will remain on the Board and serve as Lead Director. Mr. Delie, who was also elected to the Board of Directors, will continue as President of F.N.B. Corporation and Chief Executive Officer of FNBPA.

Mr. Delie joined FNBPA in 2005. In June 2009, the Corporation promoted Mr. Delie to Executive Vice President and Chief Revenue Officer and President of FNBPA. The Corporation incorporates by reference the description of Mr. Delie’s employment agreement reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2010. In connection with his promotion to Chief Executive Officer of F.N.B. Corporation, Mr. Delie’s annual base salary increased from $450,504.00 to $525,000.00, a target bonus percentage was increased to 60% (from 50%) of his annual base salary and he is eligible for a target equity award of 75% of his annual base salary.

A copy of the press release relating to these announcements is attached as Exhibit 99.2.

ITEM 8.01 OTHER ITEMS

The information regarding the Corporation’s financial results set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1	Press release dated January 23, 2012 announcing the financial results of F.N.B. Corporation for the quarter and year ended December 31, 2011.

99.2	Press release dated January 18, 2012 announcing the retirement of Stephen J. Gurgovits and the promotion of Vincent J. Delie, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese
Name:	Vincent J. Calabrese
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: January 23, 2012